Exhibit 99.1

The transformation to a holding company structure described in this notice involves securities of a foreign company. The offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country and some or all of its officers and directors are residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transformation to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original document for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

[Translation]

<Handling to prevent “COVID-19” infections>

To prevent COVID-19 infections, we strongly suggest exercising your voting rights beforehand, and also, please note the following.  We appreciate your understanding and cooperation.

•                                          We have not prepared souvenirs or a kids’ room.

•                                         To ensure sufficient space between seats in the venue, the number of seats available will be significantly reduced from the usual.  For that reason, you may not be able to enter the venue if you decide to attend on the day of the meeting.

•                                          We request your cooperation in wearing masks and using alcohol sanitizers.

•                                         Attending shareholders will be asked to have their temperature taken (by thermography, etc.).  Shareholders who are feeling unwell may be forbidden from entering.

•                                         For shareholders who cannot attend on the day of the meeting, the meeting will be livestreamed on the Internet (livestreaming only).  Please be advised that thorough consideration will be given to shareholders’ privacy during the livestream.

<Meeting (viewed by livestreaming only)>

Scheduled date: Thursday, June 25, 2020, from 10:00 until the end of the shareholders meeting.

https://youtu.be/r3CTrT3nqgY

(*Communication costs incurred in conjunction with viewing the livestream will be the responsibility of the shareholder.)

•                                         For any significant changes that may occur to the operation of the shareholders meeting due to changes in the COVID-19 infection situation or announcements by the government by the date of the meeting, please check our Internet website (https://www.hirogin.co.jp/) for notices.

(Securities code: 8379)

June 4, 2020

To Shareholders with Voting Rights:

Toshio Heya

President

The Hiroshima Bank, Ltd.

3-8, Kamiya-cho 1-chome, Nakaku,

Hiroshima-shi, Japan

NOTICE OF CONVOCATION OF THE 109TH ANNUAL SHAREHOLDERS MEETING

We would like to express our appreciation for your continued support and patronage.

You are cordially invited to attend the 109th Annual Shareholders Meeting of The Hiroshima Bank, Ltd. (the “Bank”). The meeting will be held for the purposes as described below.

If you are unable to attend the meeting in person, you may exercise your voting rights by mail or by electromagnetic method (via the Internet). Please review the attached Reference Documents for the Shareholders Meeting and exercise your voting rights in the manner described below by 5:00 p.m. on Wednesday, June 24, 2020.

1. Date and Time: Thursday, June 25, 2020 at 10:00 a.m. JST

2. Place: The Large Hall, 7F, Temporary Head Office of the Bank,

1-7, Nishikaniya 1-chome, Minami-ku, Hiroshima-shi, Japan

3. Meeting Agenda:

Matters to be reported: The Business Report, Financial Statements and Consolidated Financial Statements for the Bank’s 109th Fiscal Year (April 1, 2019 - March 31,2020) and results of audits by the Financial Auditor and the Audit and Supervisory Board

Proposals to be resolved: Proposal 1: Appropriation of Surplus

Proposal 2: Election of Nine Directors

Proposal 3: Election of One Company Auditor

Proposal 4: Incorporation of a Wholly Owning Parent Company by Share Transfer

Information on Methods of Exercising Voting Rights

If you will attend the Shareholders Meeting

Please present the enclosed voting form to the reception desk.

To conserve resources, you are kindly requested to bring this convocation notice.

Date and Place of the Shareholders Meeting

10:00 a.m., June 25, 2020 (Thursday)

Large Hall on the 7th floor of the temporary head office of the Bank

If you will not attend the Shareholders Meeting

Exercise of voting rights by mail

Deadline for exercise of voting rights by mail

Votes must be received by:                                              5:00 p.m., June 24, 2020 (Wednesday).

You are kindly requested to indicate your vote for or against the proposals on the enclosed voting form and to return the completed voting form to the Bank.  If neither an approval nor disapproval of each proposal is indicated on the voting form, the Bank will deem that you have indicated your approval of the proposal.

Exercise of voting rights via the Internet

Deadline for exercise of voting rights via the Internet

Votes must be completed by:                                  5:00 p.m., June 24, 2020 (Wednesday).

Please follow the instructions on pages 5 and 6 and input your vote for or against the proposals.

1.                                     If you exercise your voting right both by mail and via the Internet, the Bank will deem only your vote via the Internet to be valid.  Also, if you exercise your voting right multiple times via the Internet, the Bank will deem only the substance of your final vote to be valid.

2.                                     The following matters are disclosed on the Bank’s website on the Internet (URL:https://www.hirogin.co.jp/) pursuant to laws and regulations as well as Article 17 of the articles of incorporation of the Bank, and are not included in this convocation notice:

(i)                                    “Matters Concerning Share Acquisition Rights of the Bank” and “Systems for Ensuring Appropriate Operations and Operational Status of the Systems” included in the business report;

(ii)                                 “Statement of Changes in Net Assets” and “Notes to Financial Statements” included in the financial statements;

(iii)                              “Policy on Preparing Consolidated Financial Statements,” “Consolidated Statement of Changes in Net Assets,” and “Notes to Consolidated Financial Statements” included in the consolidated financial statements.

Therefore, the documents attached to this convocation notice are part of the financial statements and the consolidated financial statements audited by the financial auditor in preparing the audit report, and are part of the business report, the financial statements, and the consolidated financial statements audited by the audit and supervisory board in preparing the audit report.

3.                                     If any changes occur in the reference documents for the shareholders meeting, the business report, the financial statements and the consolidated financial statements, those changes will be disclosed on the Bank’s website on the Internet (URL:https://www.hirogin.co.jp/).

Procedures for and Handling of Exercising Voting Rights via the Internet

If you exercise your voting right on the Internet, please confirm the following instructions.

If you will attend the Shareholders Meeting, you will not be required to exercise your voting right by mail (the voting form) or via the Internet.

Voting Website

You are able to exercise your voting right via the Internet only by accessing the voting website designated by the Bank by PC or smartphone.

Voting Website https://evote.tr.mufg.jp/

Votes via the Internet must be completed by:

5:00 p.m., June 24, 2020 (Wednesday)

Please exercise your voting right early.  If you have any questions, please contact the helpdesk.

Notes

•             Please note that the service is not available between 2:00 a.m. and 5:00 a.m. (JST) each day.

•             Depending on the shareholder’s Internet usage environment, it might not be possible to exercise voting rights, if, for example, you use a firewall, etc., with your Internet connection, use anti-virus software, use a proxy server, or have not designated any TLS encrypted communication.

•             In order to prevent any unauthorized access by a third party other than shareholders (“spoofing”) and modifications to the substance of your vote, shareholders using the voting website will be kindly requested to change the “temporary password” on the voting website.

•             Each time a shareholders meeting is called, you will be notified of a new “login ID” and “temporary password.”

•             Costs (Internet connection charges, etc.) incurred in accessing the voting website will be the responsibility of the shareholder.

Contact for systems, etc.

Mitsubishi UFJ Trust and Banking Corporation

Corporate Agency Department (helpdesk)

Tel: 0120-173-027 (9:00 a.m. to 9:00 p.m. (JST) / toll free)

For PC

1.                  Click on “NEXT.”

2.                  Input the “login ID” and “temporary password” written on the lower right of the voting form.

3.                  Click on “Login.”

4.                  Input the current password in the “Current Password” column and your new password both in the “New Password” and “New Password (Confirmation)” columns.

5.                  Click on “Send.”

Platform for Electronic Exercise of Voting Rights (for Institutional Investors)

Shareholders who have participated in the “Electronic Voting Platform for Institutional Investors” operated by ICJ, Inc. may exercise their voting rights on the platform.

For Smartphone and Tablet

By scanning the “QR code for login”, you can simply login to the voting website without entering your “login ID” and “temporary password.”

*Note that you can exercise your voting right only once by using the following method.

1. Scan the QR code	2. Select the voting method	3. Select “Approve” or “Disapprove” for each proposal
Please scan the “QR code for login” written on the lower right of the enclosed voting form by your smartphone.	When the screen for selecting the voting method appears, please select the voting method.	Please select “Approve” or “Disapprove” for each proposal in accordance with the instructions on the display.

Please exercise your voting right in accordance with the instructions on the display.

Reference Documents for the Shareholders Meeting

Proposal 1: Appropriation of Surplus

[Omitted]

Proposal 2: Election of Nine Directors

[Omitted]

Proposal 3: Election of One Company Auditor

[Omitted]

Proposal 4: Incorporation of a Wholly Owning Parent Company by Share Transfer

The Bank has resolved in its board of directors meeting held on May 12, 2020 to incorporate “Hirogin Holdings, Inc.” (the “Holding Company”), which will be its wholly owning parent company, as of October 1, 2020 (scheduled) through sole-share transfer (the “Share Transfer”) after preparing a share transfer plan with respect to the Share Transfer (the “Share Transfer Plan”).

The purpose of this agenda is to obtain the approval of the shareholders in relation to the Share Transfer Plan.  The reasons for conducting the Share Transfer, and the content of the Share Transfer Plan, etc., are as follows.

1.                                      Reasons, purpose, etc., for Conducting the Share Transfer

(1)                                 Reasons and purpose

Our management vision is to “build a reliable Hiroshima Bank Group, united through trusting relations with the regional community.”  Based on this vision, for many years, from the perspective of implementing the group-integrated operation, we have made an effort to strengthen in-group cooperation, and have built a position as a leading bank in the region by demonstrating our comprehensive strength, and have also proceeded with healthy management on a stable operating base.

However, it is expected that the management environment encompassing current financial institutions, particularly regional financial institutions, will become harsher due to issues such as population decrease and entry from other industries.  Moreover, due to changes in the economy and the social situation, such as the rapid progress of digital transformation, as well as changes in customers’ lifestyle and attitude, customers’ needs are becoming more diversified, complex, and sophisticated.  Therefore, it is considered that it will become more difficult for the current bank-centered structure to respond flexibly to the changes in the management environment including the easing of regulations, etc., or to accurately respond to customers’ needs.

In this situation, in order for us to aim to become a regional comprehensive services group that meets all the needs of its customers, with a focus on finance, and to aim to constantly improve the popularity within the regional market and corporate value of our Group, it is necessary to further strengthen group governance as well as to expand the operation axis and enhance group synergy.  To do so, we have determined that it is necessary to evolve into a holding company structure, which will be the new group management structure.

Under a holding company structure, our management vision will be to “contribute to the creation of a prosperous future for the regional community, as a trusted regional comprehensive services group by closely offering thorough support to customers.”  We will realize “further contribution to the regional community and customers” and “our group’s sustainable growth and improvement of corporate value.”

(2)                                Steps for the transformation to a holding company structure

We have planned the transformation to a holding company structure to be conducted through the following method.

<<Step 1>>                                   Incorporation of a holding company through a sole-share transfer

•                                         Dated as of October 1, 2020, we will be a wholly owned subsidiary company of the Holding Company by incorporating of the Holding Company through the Share Transfer.

(Note)             Non-consolidated subsidiaries are the following three companies: HB Asset Funding Corporation, Blue Investment Limited Partnership, and Shimanami Value Creation Investment Limited Partnership.

<<Step 2>>                                  Structural reorganization of business companies within the group

•                                         After the incorporation of the Holding Company, from the perspective of further enhancing group cooperation and synergy, among other factors, our three wholly owned subsidiaries (Hirogin Securities Co., Ltd., Shimanami Servicer Co., Ltd., and Hirogin Capital Partners Co., Ltd.) and our equity method affiliate (Hirogin Lease Co., Ltd.), four companies in total, are planned to be reorganized as direct investment companies of the Holding Company, by providing all our holding shares to the Holding Company by dividend in kind.

(3)                                Others

Considering the purpose of its incorporation, i.e., strengthening group governance, we will incorporate the Holding Company as a company with an audit and supervisory committee, and will further strengthen and enhance the corporate governance structure through measures such as further strengthening the board of directors’ supervisory function and the audit and supervisory committee’s audit function.

We will be a wholly owned subsidiary company of the Holding Company due to the Share Transfer, and thus our shares will be delisted.  The shares of the Holding Company to be delivered to the shareholders as the consideration for our shares are planned to be registered to be listed on the First Section of the Tokyo Stock Exchange, Inc. (the “TSE”).  The listing date is planned to be on October 1, 2020, which will be the effective date of the registration of incorporation of the Holding Company (the effective date of the Share Transfer); however this may differ depending on the assessment by the TSE.

2.                                      Outline of the Contents of the Share Transfer Plan

The contents of the Share Transfer Plan are as stated in the “Share Transfer Plan (Copy)” below.

Share Transfer Plan (Copy)

The Hiroshima Bank, Ltd. (the “Bank”) establishes a share transfer plan (the “Plan”) as follows, to conduct a share transfer for the purpose of incorporating a wholly owning parent company incorporated in the share transfer (the “Holding Company”). As the result, the Bank will become the wholly owned subsidiary company resulting from the share transfer.

Article 1                                                 (Share Transfer)

The Bank will, pursuant to the provisions of this Plan, conduct a share transfer in which all the issued shares of the Bank will be acquired by the Holding Company by means of sole share transfer on the Incorporation Date of the Holding Company (as defined in Article 7) (the “Share Transfer”).

Article 2                                                 (Purpose, Trade Name, Location of Head Office, Total Number of Authorized Shares, and Other Matters Set Forth in Articles of Incorporation of the Holding Company)

1.                                     The purpose, trade name, location of the head office, and total number of authorized shares of the Holding Company shall be as specified below.

(1)                                  Purpose

The purpose of the Holding Company shall be as stated in Article 2 of the “Articles of Incorporation of Hirogin Holdings, Inc.” attached hereto as Exhibit 1.

(2)                                  Trade name

The trade name of the Holding Company shall be “Kabushiki Kaisha Hirogin Holdings,” and the name in English shall be “Hirogin Holdings, Inc.”

(3)                                  Location of the head office

The head office of the Holding Company shall be located in Hiroshima City, and the address of the head office shall be 1-1-7, Nishikaniya, Minami-ku, Hiroshima-shi.

(4)                                  Total number of authorized shares

The total number of authorized shares of the Holding Company shall be 1 billion shares.

2.                                     In addition to the provisions of the preceding paragraph, the matters set forth in the articles of incorporation of the Holding Company shall be as stated in the “Articles of Incorporation of Hirogin Holdings, Inc.” attached hereto as Exhibit 1.

Article 3                                                 (Names of Directors at Incorporation and Financial Auditor at Incorporation of the Holding Company)

1.                                     The names of the directors at incorporation (excluding the directors at incorporation who are audit and supervisory committee members at incorporation) of the Holding Company shall be as follows.

(1)                                Director Koji Ikeda

(2)                                Director Toshio Heya

(3)                                Director Akira Ogi

(4)                                Director Kazuo Kiyomune

(5)                                Director Fumitsugu Kariyada

2.                                     The names of the directors at incorporation who are audit and supervisory committee members at incorporation of the Holding Company shall be as follows.

(1)                                Director Hitoshi Katayama

(2)                                Outside Director Kaori Maeda

(3)                                Outside Director Yoshinori Takahashi

(4)                                Outside Director Satoshi Miura

3.                                     The name of the financial auditor at incorporation of the Holding Company shall be as follows.

KPMG AZSA LLC

Article 4                                                 (Shares to be Delivered Upon Share Transfer and Allotment Thereof)

1.                                     The Holding Company shall, upon the Share Transfer, deliver to the shareholders of the Bank as of the time immediately prior to the time when the Holding Company acquires all the issued shares of the Bank (the “Recode Time”),the Holding Company’s common shares in a number equivalent to the sum obtained by multiplying the total number of shares of the Bank’s common share issued as of the Recode Time by 1, in exchange for the shares of the Bank’s common share held by the above-mentioned shareholders.

2.                                     The Holding Company shall allot to the shareholders of the Bank as of the Recode Time, the Holding Company’s common shares delivered pursuant to the preceding paragraph in the proportion of one Holding Company’s common share to one Bank’s common share held by the above-mentioned shareholders.

Article 5                                                 (Matters Related to Stated Capital and Reserves of the Holding Company)

The amounts of the stated capital and reserves at incorporation of the Holding Company shall be as follows.

(1)                                  Amount of the stated capital

60 billion yen

(2)                                  Amount of the capital reserve

15 billion yen

(3)                                  Amount of the retained earnings reserve

0 yen

Article 6                                                 (Stock Acquisition Rights to be Delivered Upon Share Transfer and Allotment Thereof)

1.                                     The Holding Company shall, upon the Share Transfer, deliver to the holders of stock acquisition rights of each of the stock acquisition rights issued by the Bank as specified in Column 1 of (i) through (vii) of the table below as of the Recode Time, stock acquisition rights of the Holding Company as specified in Column 2, respectively, in a number equal to the total number of the stock acquisition rights of the Bank held by the above-mentioned holders of stock acquisition rights as of the Recode Time, in exchange for the stock acquisition rights of the Bank held by the above-mentioned holders of stock acquisition rights.

	Column 1		Column 2
	Name	Details	Name	Details
(i)	The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights	Stated in Exhibit 2-(i)-1	Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights	Stated in Exhibit 2-(i)-2
(ii)	The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights	Stated in Exhibit 2-(ii)-1	Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights	Stated in Exhibit 2-(ii)-2
(iii)	The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights	Stated in Exhibit 2-(iii)-1	Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights	Stated in Exhibit 2-(iii)-2
(iv)	The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights	Stated in Exhibit 2-(iv)-1	Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights	Stated in Exhibit 2-(iv)-2
(v)	The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights	Stated in Exhibit 2-(v)-1	Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights	Stated in Exhibit 2-(v)-2
(vi)	The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights	Stated in Exhibit 2-(vi)-1	Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights	Stated in Exhibit 2-(vi)-2
(vii)	The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights	Stated in Exhibit 2-(vii)-1	Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights	Stated in Exhibit 2-(vii)-2

2.                                     The Holding Company shall, upon the Share Transfer, allot to the holders of stock acquisition rights of the Bank as of the Recode Time, one stock acquisition right specified in Column 2 of (i) through (vii) of the table in the preceding paragraph, respectively, for one stock acquisition right specified in Column 1 held by the above-mentioned holder of stock acquisition rights.

Article 7                                                   (Incorporation Date of the Holding Company)

The date for registering incorporation of the Holding Company (the “Incorporation Date of the Holdings Company”) shall be October 1, 2020; provided however, that, the Incorporation Date of the Holding Company may be changed by a resolution of the board of directors of the Bank if so required due to the necessity in the progress of the procedures for the Share Transfer or any other reason.

Article 8                                                   (Shareholders Meeting for Approval of this Plan)

The Bank shall convene an annual shareholders meeting to be held on June 25, 2020, and shall seek resolutions for approval of this Plan and for matters necessary for the Share Transfer; provided, however, that, the date of the shareholders meeting may be changed by a resolution of the board of directors of the Bank if so required due to the necessity in the progress of the procedures for the Share Transfer or any other reason.

Article 9                                                   (Exchange for Listing of Securities of the Holding Company)

It is planned that the Holding Company will list its issued common share on the First Section of Tokyo Stock Exchange, Inc. on the Incorporation Date of the Holding Company.

Article 10                                            (Shareholder Register Administrator of the Holding Company)

The shareholder register administrator of the Holding Company shall be Mitsubishi UFJ Trust and Banking Corporation.

Article 11                                            (Cancellation of Treasury Shares)

The Bank shall, by a resolution of a board of directors meeting to be held on or before the day immediately preceding the Incorporation Date of the Holding Company, cancel the treasury shares held by the Bank that are practically cancelable (including the treasury shares acquired through purchasing shares by execution of the appraisal right in accordance with Article 806, paragraph (1) of the Companies Act that may be exercised upon the Share Transfer) by the Recode Time.

Article 12                                            (Effect of this Plan)

This Plan shall cease to be effective if resolutions for approval of this Plan and for matters necessary for the Share Transfer are not adopted at the shareholders meeting of the Bank as set forth in Article 8, if any permit or approval of the relevant authorities set forth in domestic or foreign laws or regulations (including, but not limited to, authorization set forth in Article 52-17 of the Banking Act for the Share Transfer) is not obtained for the Share Transfer by the Incorporation Date of the Holding Company, or if the Share Transfer is discontinued based on the following Article.

Article 13                                            (Change, etc., of this Plan)

During the period from the preparation of this Plan to the Incorporation Date of the Holding Company, if any material change occurs in the Bank’s financial or management condition due to an act of God or any other event, if any event occurs that significantly hinders the implementation of the Share Transfer, or if it otherwise becomes difficult to achieve the purpose of this Plan, the conditions for the Share Transfer or other details of this Plan may be changed, or the Share Transfer may be discontinued, by a resolution of the board of directors of the Bank.

Article 14                                            (Matters Not Specified Herein)

In addition to the matters specified in this Plan, matters necessary for the Share Transfer shall be decided by the Bank in accordance with the purpose of the Share Transfer.

May 12, 2020

The Hiroshima Bank, Ltd.
1-3-8 Kamiyacho, Naka-ku, Hiroshima-shi, Hiroshima
Toshio Heya, President

Exhibit 1 of the Share Transfer Plan

Articles of Incorporation of Hirogin Holdings, Inc.

Chapter 1                                          General Provisions

Article 1                                                   (Trade Name)

The Company shall be called “Kabushiki Kaisha Hirogin Holdings,” and the name in English shall be “Hirogin Holdings, Inc.”

Article 2                                                   (Purposes)

The purposes of the Company, as a bank holding company, shall be to engage in the following business:

(1)                                business management of banks and other companies that the Company may have as its subsidiaries pursuant to the Banking Act and any other business activities incidental or related thereto; and

(2)                                other business activities that a bank holding company may engage in pursuant to the Banking Act.

Article 3                                                   (Location of the Head Office)

The head office of the Company shall be located in Hiroshima-shi, Hiroshima.

Article 4                                                   (Organs)

The Company shall have the following organs, in addition to a shareholders meeting and directors:

(1)                                 a board of directors;

(2)                                 an audit and supervisory committee; and

(3)                                 a financial auditor.

Article 5                                                   (Method of Public Notice)

Public notices of the Company shall be given through electronic public notices; provided, however, that, if a public notice is unable to be given through an electronic public notice due to an accident or other unavoidable circumstances, it shall be given in the Nihon Keizai Shimbun and the Chugoku Shimbun issued in Hiroshima-shi.

Chapter 2                                          Shares

Article 6                                                   (Total Number of Authorized Shares)

The total number of authorized shares shall be a billion (1,000,000,000) shares.

Article 7                                                   (Acquisition of Own Shares)

The Company may acquire own shares by market transactions, etc., by a resolution of the board of directors pursuant to Article 165, paragraph (2) of the Companies Act.

Article 8                                                   (Share Unit)

The share unit of the Company shall be a hundred (100) shares.

Article 9                                                   (Additional Purchase of Shares Less Than One Unit)

Pursuant to the provisions of the Share Handling Regulations, the Company’s shareholders may demand that the Company sell them the number of shares that would constitute one share unit together with their shares less than one unit.

Article 10                                            (Rights Concerning Shares Less Than One Unit)

The Company’s shareholders may not exercise rights other than the following rights with respect to their shares less than one unit:

(1)                                 The rights set forth in the items of Article 189, paragraph (2) of the Companies Act;

(2)                                 The right of demand under Article 166, paragraph (1) of the Companies Act;

(3)                                The right to be allotted shares for subscription and stock acquisition rights for subscription, according to the number of shares held by the relevant shareholder; and

(4)                                The right to demand sale of shares less than one unit under the preceding Article.

Article 11                                            (Shareholder Register Administrator)

1.                                      The Company shall have a shareholder register administrator.

2.                                     The shareholder register administrator and its place of business shall be designated by a resolution of the board of directors and a public notice thereof shall be issued.

3.                                     The Company shall entrust the shareholder register administrator with preparing, keeping, and otherwise administering its shareholder register and stock acquisition right register, which the Company shall not handle.

Article 12                                            (Share Handling Regulations)

Handling and fees concerning the Company’s shares and stock acquisition rights shall be pursuant to the Share Handling Regulations provided by the board of directors, in addition to applicable laws and regulations or these Articles of Incorporation.

Chapter 3                                          Shareholders Meeting

Article 13                                            (Convocation)

An annual shareholders meeting of the Company shall be convened within three (3) months after the end of each business year.  An extraordinary shareholders meeting of the Company shall be convened as necessary.

Article 14                                            (Record Date)

The Company shall treat the shareholders with voting rights recorded in the latest shareholder register as of March 31 of each year as shareholders entitled to exercise their rights at the annual shareholders meeting for the relevant business year.

Article 15                                            (Convener and Chairperson)

1.                                     Unless otherwise provided in applicable laws or regulations, the President shall convene a shareholders meeting pursuant to a resolution of the board of directors, and act as the chairperson of the meeting.

2.                                     If the President is unable to so act due to an accident, one of the other directors shall convene a shareholders meeting and act as its chairperson in the order of priority predetermined by the board of directors.

Article 16                                           (Disclosure via the Internet and Deemed Provision of Reference Documents, etc., for a Shareholders Meeting)

In convening a shareholders meeting, the Company may deem that it has provided the shareholders with information related to matters to be stated or indicated in the reference documents for the shareholders meeting, business reports, financial statements, and consolidated financial statements by disclosing it by a method using the Internet in accordance with the ordinance of the Ministry of Justice.

Article 17                                            (Method of a Resolution)

1.                                     Unless otherwise provided in applicable laws or regulations or these Articles of Incorporation, a resolution at a shareholders meeting shall be passed by a majority of the voting rights of the shareholders present at the meeting and entitled to exercise their voting rights.

2.                                     The resolutions provided in Article 309, paragraph (2) of the Companies Act shall be passed by two-thirds or more of the voting rights of the shareholders present at the meeting where the shareholders holding one-third or more of the voting rights of the shareholders entitled to exercise their voting rights are present.

Article 18                                            (Voting by Proxy)

1.                                     Shareholders may exercise their voting rights through a proxy, who shall be another shareholder of the Company with voting rights.

2.                                     In the case provided in the preceding paragraph, the shareholder or the proxy shall submit to the Company a document evidencing the proxy authority for each shareholders meeting.

Chapter 4                                          Directors and the Board of Directors

Article 19                                            (Number of Directors)

1.                                     The Company shall have ten (10) or less directors (excluding directors who are the audit and supervisory committee members).

2.                                     The Company shall have five (5) or less directors who are the audit and supervisory committee members.

Article 20                                            (Election of Directors)

1.                                     Directors shall be elected at a shareholders meeting by distinguishing directors who are the audit and supervisory committee members and other directors.  Resolutions to elect directors shall be passed by a majority of the voting rights of the shareholders present at the meeting where the shareholders holding one-third or more of the voting rights of the shareholders entitled to exercise their voting rights are present.

2.                                      No cumulative voting shall be used in the election of directors.

Article 21                                            (Term of Office of Directors)

1.                                     The term of office of directors of the Company (excluding directors who are the audit and supervisory committee members) shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within one (1) year after their election to office.

2.                                     The term of office of directors who are the audit and supervisory committee members shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within two (2) years after their election to office.

3.                                     When electing a substitute for a director who was an audit and supervisory committee member and resigned before expiry of the term of office, the term of office of the director who is an audit and supervisory committee member and elected as the substitute shall expire at the time when the term of office of the resigned director who was an audit and supervisory committee member expires.

4.                                     When passing a resolution to pre-elect a substitute director who is an audit and supervisory committee member, the resolution shall cease to be effective at the commencement of the annual shareholders meeting related to the latest business year ending within two (2) years after his or her election to office.

Article 22                                            (Representative Directors and Directors with Special Titles)

1.                                     The board of directors shall, by its resolution, appoint representative director(s) from among the directors (excluding directors who are the audit and supervisory committee members) .

2.                                     The board of directors may, by its resolution, appoint one (1) Chairman, one (1) President, several Vice Presidents, several Senior Managing Directors and several Managing Directors from among the directors (excluding directors who are the audit and supervisory committee members).

Article 23                                            (Remuneration, etc., of Directors)

Remuneration, bonuses, or other economic benefits to be paid to directors by the Company as consideration for the performance of their duties (the “Remuneration, etc.”) shall be determined by a resolution at a shareholders meeting by distinguishing directors who are the audit and supervisory committee members and other directors.

Article 24                                            (Limiting Liability Agreement with Directors)

Pursuant to Article 427, paragraph (1) of the Companies Act, the Company may enter into agreements with directors (excluding those who are executive directors, etc.) to limit the liability for damages arising as a result of their neglecting of duties; provided, however, that, the limit of the liability amount under the agreements shall be the minimum liability amount provided by applicable laws and regulations.

Article 25                                            (Convener and Chairperson of a Board of Directors Meeting)

1.                                     Unless otherwise provided by applicable laws or regulations, the Chairman shall convene a board of directors meeting and act as its chairperson.

2.                                     If the Chairman is unable to so act due to an accident, one of the other directors shall convene a board of directors meeting and act as its chairperson in the order of priority predetermined by the board of directors.

Article 26                                            (Notice of Convocation of a Board of Directors Meeting)

1.                                     A notice of convocation of the board of directors meeting shall be dispatched to each director no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

2.                                     A board of directors meeting may be held without the procedures of convocation if the consent of all directors is obtained.

Article 27                                            (Regulations of the Board of Directors)

Matters concerning the board of directors shall be pursuant to the Regulations of the Board of Directors provided by the board of directors, in addition to applicable laws and regulations or these Articles of Incorporation.

Article 28                                            (Omission of a Resolution of the Board of Directors)

If all directors (limited to those who are entitled to participate in votes with respect to the relevant matter) agree to a matter for resolution of the board of directors in writing or in an electromagnetic record, the Company shall deem that the board of directors has passed a resolution to approve the matter for resolution.

Article 29                                            (Delegation of Decisions on Execution of Important Operations)

Pursuant to Article 399-13, paragraph (6) of the Companies Act, the Company may delegate to directors all or part of decisions on execution of important operations (excluding matters set forth in the items of paragraph (5) of the same Article) by a resolution of the board of directors.

Chapter 5                                          Audit and Supervisory Committee

Article 30                                            (Full-time Audit and Supervisory Committee Members)

The audit and supervisory committee may, by its resolution, appoint its full-time audit and supervisory committee members from among the audit and supervisory committee members.

Article 31                                            (Convocation of an Audit and Supervisory Committee Meeting)

1.                                     A notice of convocation of an audit and supervisory committee meeting shall be dispatched to each audit and supervisory committee member no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

2.                                     An audit and supervisory committee meeting may be held without the procedures of convocation if the consent of all the audit and supervisory committee members is obtained.

Article 32                                            (Regulations of the Audit and Supervisory Committee)

Matters concerning the audit and supervisory committee shall be pursuant to the Regulations of the Audit and Supervisory Committee provided by the audit and supervisory committee, in addition to applicable laws and regulations or these Articles of Incorporation.

Chapter 6                                          Financial Auditor

Article 33                                            (Election of Financial Auditor)

Financial auditor shall be elected by a resolution at a shareholders meeting.

Article 34                                            (Term of Office of Financial Auditor)

1.                                     The term of office of financial auditor shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within one (1) year after their election to office.

2.                                     Unless otherwise resolved at the annual shareholders meeting under the preceding paragraph, a financial auditor is deemed to have been re-elected at the annual shareholders meeting.

Article 35                                            (Remuneration of Financial Auditor)

Remuneration, etc., of financial auditor shall be determined by the representative director(s) with the consent of the audit and supervisory committee.

Chapter 7                                          Accounting

Article 36                                            (Business Year)

The business year of the Company shall be one (1) year from April 1 of each year to March 31 of the following year.

Article 37                                            (Organ to Decide on Dividends of Surplus)

Unless otherwise provided in applicable laws or regulations, the Company may decide on matters set forth in the items of Article 459, paragraph (1) of the Companies Act by a resolution of the board of directors.

Article 38                                            (Record Date for Dividends of Surplus)

1.                                      The record date for year-end dividends of the Company shall be March 31 of each year.

2.                                      The record date for interim dividends of the Company shall be September 30 of each year.

3.                                     In addition to the preceding two (2) paragraphs, the Company may pay dividends of surplus by setting a record date.

Article 39                                            (Exclusion Period)

If the dividend property is money, the Company shall be released from its obligation to pay the dividends that have not been received after the lapse of five (5) years from the date of the commencement of the payment.

Supplementary Provisions

Article 1   (Initial Business Year)

Notwithstanding the provisions of Article 36, the initial business year of the Company shall be for the period from the date of its incorporation to March 31, 2021.

Article 2                                                   (Initial Remuneration, etc., of Directors)

1.                                     Notwithstanding the provisions of Article 23, the total amount of the Remuneration, etc., that is provided in money to directors (excluding directors who are audit and supervisory committee members) for the period from the date of incorporation of the Company to the closing of the first annual shareholders meeting shall be two hundred million (200,000,000) yen or less per year (not including the portion of employee’s salary payable to directors who concurrently serve as employees).

2.                                     Notwithstanding the provisions of Article 23, the total amount of the Remuneration, etc., that is provided in money to directors who are audit and supervisory committee members for the period from the date of incorporation of the Company to the closing of the first annual shareholders meeting shall be a hundred million (100,000,000) yen or less per year.

3.                                     Notwithstanding the provisions of Article 23, the substance of the Remuneration, etc., of the Company’s directors (excluding those who are non-residents of Japan, outside directors, and directors who are audit and supervisory committee members) and executive officers (excluding those who are non-residents of Japan; the “Directors, etc., of the Company”) subject to the stock compensation plan (the “Plan”) covering the period from the date of incorporation of the Company to the business year ending on March 31, 2023 shall be as follows.  Remuneration under the Plan shall be separate from the Remuneration, etc., provided in paragraph 1 of this Article 2.  Under the Plan, the Remuneration, etc., of directors (excluding those who are non-residents of Japan and outside directors) and executive officers (excluding those who are non-residents of Japan) of The Hiroshima Bank, Ltd. (“Hiroshima Bank”) (the “Directors, etc., of Hiroshima Bank”; together with the Directors, etc., of the Company, the “Subject Directors, etc.”) shall be managed in an integrated manner.

(1)                                Upper limit on money contributed by the Company

The Plan will be introduced for the period from the business year ending on March 31, 2021 to the business year ending on March 31, 2023, and the Company and Hiroshima Bank shall contribute money in the amount of not more than nine hundred million (900,000,000) yen in total as the remuneration of the Subject Directors, etc., and shall establish a trust (the “Trust”) whose trust period will be three (3) years and whose beneficiaries will be the Subject Directors, etc., who satisfy the requirements for beneficiaries.  The Trust will acquire the Company shares using the remuneration amount of the Subject Directors, etc., contributed by the Company and Hiroshima Bank and will deliver the Company shares to the Subject Directors, etc., who satisfy the requirements for beneficiaries as stated in (2) and (3) below.

(2)                                Calculation method of and upper limit on the number of the Company shares to be delivered to the Subject Directors, etc.

During the trust period, a certain number of points will be granted to the Subject Directors, etc., on a monthly basis depending on their positions.  When a Subject Director, etc., resigns from office, the Company shares equivalent to the accumulated number of points (“Accumulated Points”) will be delivered from the Trust.  One point will be exchanged for one share, and the upper limit on the number of the Company shares to be delivered to the Subject Directors, etc., shall be 2,600,000 shares in total.  However, if any event occurs where it is considered fair to adjust the Accumulated Points, such as a share split or consolidation of shares, during the trust period, an adjustment shall be made on the number of shares for one point and the upper limit on the number of shares to be delivered, depending on the split ratio or the consolidation ratio.

(3)                                  Timing of delivery of shares to the Subject Directors, etc.

When an Subject Director, etc., who satisfies the requirements for beneficiaries resigns from office, the Company shares (shares less than one unit shall be rounded up) equivalent to a certain ratio of his/her Accumulated Points shall be delivered from the Trust to the Subject Director, etc.  Regarding the Company shares equivalent to the remaining Accumulated Points, the Subject Director, etc., shall convert these shares into cash within the Trust and shall receive an amount of money equivalent to the conversion value.  If any Subject Director, etc., who may satisfy the requirements for beneficiaries remains in office at the time of expiry of the trust period, no points will subsequently be granted to the Subject Director, etc., but the trust period for the Trust may be extended until the delivery of shares to the Subject Director, etc., is completed.

Article 3                                                   (Deletion of the Supplementary Provisions)

1.                                     These Supplementary Provisions (excluding Article 2, paragraph 3) shall be deleted upon the closing of the first annual shareholders meeting held after the incorporation of the Company.

2.                                     Article 2, paragraph 3 of these Supplementary Provisions shall be deleted upon termination of the Plan (or, if a proposal for change or continuation of the Plan is submitted and approved by the Company’s shareholders meeting, the provision shall be deleted upon the closing of the shareholders meeting).

Exhibit 2-(i)-1

The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 29, 2010 to July 28, 2040

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                  Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 28, 2010

End.

Exhibit 2-(i)-2

Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 28, 2040

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(ii)-1

The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 28, 2011 to July 27, 2041

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 27, 2011

End.

Exhibit 2-(ii)-2

Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 27, 2041

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(iii)-1

The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 28, 2012 to July 27, 2042

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 27, 2012

End.

Exhibit 2-(iii)-2

Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 27, 2042

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(iv)-1

The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 26, 2013 to July 25, 2043

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 25, 2013

End.

Exhibit 2-(iv)-2

Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 25, 2043

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(v)-1

The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 31, 2014 to July 30, 2044

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 30, 2014

End.

Exhibit 2-(v)-2

Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 30, 2044

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(vi)-1

The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From August 1, 2015 to July 31, 2045

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 31, 2015

End.

Exhibit 2-(vi)-2

Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 31, 2045

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(vii)-1

The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From July 30, 2016 to July 29, 2046

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

July 29, 2016

End.

Exhibit 2-(vii)-2

Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights

1.                                      Name of the stock acquisition rights

Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights

2.                                      Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                      Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 29, 2046

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                               Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                      Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                     Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                               Allotment day of stock acquisition rights

October 1, 2020

End.

3.                                     Outline of the particulars set forth in the items of Article 206 of the Regulation for Enforcement of the Companies Act

(1)                                Particulars regarding the appropriateness of the consideration for the Share Transfer

(i)                                   Particulars regarding the total number and allocation of the consideration

A.                                   Share transfer ratio

1 share of the common stock of the Holding Company will be allotted and delivered to the Bank’s shareholders stated or recorded in the Bank’s shareholder register as of the time immediately prior to the time when the Share Transfer becomes effective in exchange for 1 share of the Bank’s common stock held by the above-mentioned shareholders.

B.                                   Share unit number

The Holding Company will adopt a unit share system, and the number of shares in 1 unit will be 100 shares.

C.                                    Basis of the calculation of the share transfer ratio

The Share Transfer is intended to incorporate a wholly owning company through the Bank’s sole share transfer, and there will be no change between the Bank’s shareholder composition at the time of the Share Transfer and the Holding Company’s shareholder composition; therefore, primarily for the Bank’s shareholders not to suffer detriment, 1 share of the Holding Company’s common stock will be allotted and delivered in exchange for 1 share of the Bank’s common stock held by its shareholders.

D.                                    Third-party organization’s calculation results, calculation method, and calculation basis

For the reason stated in C. above, no third-party organization has calculated the share transfer ratio.

E.                                     Number of new shares to be delivered upon the share transfer (scheduled)

312,315,203 shares

Please note that if the total number of our issued shares changes prior to the Share Transfer becomes effective, the above number of new shares to be delivered by the Holding Company will fluctuate.  Since we plan to cancel our treasury shares to the extent that they can practically be cancelled by the time immediately prior to the time when the Holding Company acquires all of our issued shares (the “Record Time”), the number of our treasury shares as of March 31, 2020 (317,968 shares) has been excluded from the shares subject to the new share delivery in the above calculation.  In cases where the number of our treasury shares as of March 31, 2020 fluctuates by the Record Time, including in the case where our shareholders exercise their appraisal rights, the number of new shares to be delivered by the Holding Company may fluctuate.

(ii)                                Particulars regarding the amounts of the stated capital and reserves

The amounts of the stated capital and reserves of the Holding Company are set within the limits under laws and regulations, and we consider that these amounts are appropriate in light of the Holding Company’s purpose and size as well as its capital policy after incorporation, etc.

(2)                                Particulars regarding the appropriateness of the provisions related to stock acquisition rights to be delivered upon the share transfer

In the Share Transfer, the contents of the stock acquisition rights of the Holding Company that will be delivered to the holders of stock acquisition rights of the Bank in exchange for the stock acquisition rights held by them will be almost the same as those of the stock acquisition rights of the Bank, and 1 share of the Holding Company’s common stock will be allotted in exchange for 1 share of the Bank’s common stock; therefore, we consider that it is appropriate to allot 1 stock acquisition right of the Holding Company to the holders of stock acquisition rights of the Bank in exchange for 1 stock acquisition right of the bank held by them.

(3)                                Particulars regarding the wholly owned subsidiary company resulting from the share transfer

There are no events that may have a material impact on the status of the company assets and which occurred after the last day of the most recent business year of the Bank.

4.                                     Particulars regarding the candidates for directors (excluding those who are audit and supervisory committee members) of the Holding Company

The candidates for directors (excluding those who are audit and supervisory committee members) of the Holding Company are as follows

Name (Date of birth)	Brief biographical outline, position and current duties at the Bank (Status of concurrent holding of important positions)		Number of the Bank shares held	Number of the Holding Company shares to be allotted
Koji Ikeda (Born on September 3, 1953)	«Brief biographical outline, position and current duties at the Bank»

	Apr. 1977	Joined the Bank
	Apr. 2006	Executive Officer and General Manager of Fukuyama Sales Division
	Apr. 2008	Managing Executive Officer and General Manager of Fukuyama Sales Division
	Apr. 2009	Managing Executive Officer and General Manager of Management Planning Division
	Jun. 2009	Managing Director and General Manager of Management Planning Division
	Apr. 2011	Managing Director
	Jun. 2012	President
	Jun. 2018	Chairman (incumbent)
			14,700 shares	14,700 shares

«Status of concurrent holding of important positions»
Chairman of The Hiroshima Chamber of Commerce and Industry

«Reasons why the person is designated as a candidate for director»

•       Mr. Koji Ikeda has abundant experience and wide knowledge regarding management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Sales Division and the Planning Division.

• He has also served as the President, of the Bank for 6 years, and the Chairman, of the Bank for 2 years, and has abundant management experience.
• He was chosen as a candidate for director because he was determined to be a person who could conduct accurate, fair, and efficient management control and business operations of the Holding Company by utilizing that experience and knowledge, and also encourage sustainable growth of the group and contribute to mid- and long-term improvement of corporate value.

Toshio Heya (Born on May 1, 1960)	«Brief biographical outline, position and current duties at the Bank»

	Apr. 1983	Joined the Bank
	Apr. 2008	General Manager of Hiroshima Higashi Branch
	Apr. 2011	General Manager of Management Planning Division
	Apr. 2013	Executive Officer and General Manager of Head Office Business Department
	Apr. 2015	Managing Executive Officer and General Manager of Head Office Business Department
	Apr. 2016	Managing Executive Officer
	Jun. 2016	Director and Managing Executive Officer
	Jun. 2018	President In charge of Secretariat Department, Tokyo Liaison Office, and Digital Strategy Division (Incumbent)

	«Status of concurrent holding of important positions»		7,361 shares	7,361 shares
None

«Reasons why the person is designated as a candidate for director»

•       Mr. Toshio Heya has abundant experience and wide knowledge regarding the management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Sales Division and Planning Division.

• He has also served as the President of the Bank for 2 years, and has abundant management experience.

•       He was chosen as a candidate for director because he was determined to be a person who could conduct accurate, fair, and efficient management control and business operations of the Holding Company by utilizing that experience and knowledge, and also encourage sustainable growth of the group and contribute to mid- and long-term improvement of corporate value.

Akira Ogi (Born on July 3, 1963)	«Brief biographical outline, position and current duties at the Bank»		9,400 shares	9,400 shares

	Apr. 1986	Joined the Bank
	Apr. 2008	Senior Manager of Business Planning Department, Banking Business Planning Division
	Apr. 2013	General Manager of Hiro Branch
	Apr. 2015	General Manager of Personnel & General Affairs Division
	Apr. 2016	General Manager of Management Planning Division
	Apr. 2017	Executive Officer and General Manager of Management Planning Division
	Oct. 2018	Managing Executive Officer
	Jun. 2019	Director and Managing Executive Officer
Apr. 2020

Director and Senior Managing Executive Officer In charge of Management Planning Division, Information Technology Planning & Administrative Division, and Banking Operation Management Division; Deputy in charge of Digital Strategy Division (incumbent)

«Status of concurrent holding of important positions»
None

«Reasons why the person is designated as a candidate for director»

•       Mr. Akira Ogi has abundant experience and wide knowledge regarding management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Sales Division and the Planning Division.

•       He was chosen as a candidate for director because he was determined to be a person who could conduct accurate, fair, and efficient management control and business operations of the holding company by utilizing that experience and knowledge, and also encourage sustainable growth of the group and contribute to mid- and long-term improvement of corporate value.

Kazuo Kiyomune (Born on February 8, 1963)	«Brief biographical outline, position and current duties at the Bank»

	Apr. 1986	Joined the Bank
	Oct. 2008	Senior Manager of Loan Business Planning Department, Banking Business Planning Division
	Apr. 2010	Senior Manager of Loan Business Planning Department, Loan Business Planning Division
	Apr. 2013	General Manager of Honkawa Branch
	Apr. 2015	General Manager of Otemachi Branch
	Apr. 2018	Executive Officer and General Manager of Kure Branch and General Manager of Kure City Municipal Office Sub-branch
	Apr. 2020	Managing Executive Officer
	May 2020	Managing Executive Officer In charge of Banking Business Planning Division, Corporate Planning Division, and Public Services Business Division (incumbent)

	«Status of concurrent holding of important positions»		5,100 shares	5,100 shares
None

«Reasons why the person is designated as a candidate for director»

•       Mr. Kazuo Kiyomune has abundant experience and wide knowledge regarding management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Planning Division and the Sales Division.

•       He was chosen as a candidate for director because he was determined to be a person who could conduct accurate, fair, and efficient management control and business operations of the holding company by utilizing that experience and knowledge, and also encourage sustainable growth of the group and contribute to mid- and long-term improvement of corporate value.

Fumitsugu Kariyada (Born on March 23, 1965)	«Brief biographical outline, position and current duties at the Bank»		14,000 shares	14,000 shares

	Apr. 1987	Joined the Bank
	Jun. 2007	Senior Manager of Planning Office, Management Planning Division
	Apr. 2012	General Manager of Furuichi Branch
	Apr. 2014	Assistant Manager of Banking Business Planning Division

Apr. 2015	General Manager of Banking Business Planning Division
Apr. 2018	Executive Officer and General Manager of Tokyo Branch
Apr. 2020	Managing Executive Officer (incumbent)

«Status of concurrent holding of important positions»
None

«Reasons why the person is designated as a candidate for director»

•       Mr. Fumitsugu Kariyada has abundant experience and wide knowledge regarding management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Planning Division and the Sales Division.

•       He was chosen as a candidate for director because he was determined to be a person who could conduct accurate, fair, and efficient management control and business operations of the holding company by utilizing that experience and knowledge, and also encourage sustainable growth of the group and contribute to mid- and long-term improvement of corporate value.

(Note)

1.                                     The number of the Bank shares held by each of the candidates is based on the holding status as of March 31, 2020, and the number of the Holding Company shares to be allotted to them is calculated based on that holding status and by taking into account the share transfer ratio.  Therefore, the number of the Holding Company shares to be actually allotted may fluctuate in accordance with the holding status until immediately before the incorporation date of the Holding Company.

2.                                     There is no relationship between any of the candidates and the Bank in which either is a specially interested party, and there is no prospect that any relationship will occur between any of the candidates and the Holding Company in the future in which either will be a specially interested party.

5.                                     Particulars regarding the candidates for directors who are audit and supervisory committee members of the Holding Company

The candidates for directors who are audit and supervisory committee members of the Holding Company are as follows.

Name (Date of birth)	Brief biographical outline, position and current duties at the Bank (Status of concurrent holding of important positions)		Number of the Bank shares held	Number of the Holding Company shares to be allotted
Hitoshi Katayama (Born on December 24, 1961)	«Brief biographical outline, position and current duties at the Bank»

	Apr. 1985	Joined the Bank
	Apr. 2005	Senior Manager of Budget and Accounting Section, Management Planning Division
	Oct. 2012	General Manager of Fukuoka Branch
	Apr. 2015	General Manager of Hiroshima-nishi Branch
	Apr. 2017	Senior General Manager of Compliance Management Division
	Jun. 2017	Company auditor (incumbent)

«Status of concurrent holding of important positions» None
			8,200 shares	8,200 shares
«Reasons why the person is designated as a candidate for director»

•        Mr. Hitoshi Katayama has abundant experience and wide knowledge regarding management control and business operations of the group, such as by being involved, as a member of the Bank, mainly in the Finance Division and Sales Division.

•        He was chosen as a candidate for director who is an audit and supervisory committee member because he was determined to be a person who could conduct accurate, fair, and efficient audits of the execution of the duties of directors of the Holding Company by utilizing that experience and knowledge, and also contribute to ensuring healthy and sustainable growth of the group.

Kaori Maeda (Born on June 22, 1959)	«Brief biographical outline, position and current duties at the Bank»
			7,200 shares	7,200 shares
	Apr. 1982	Assistant, School of Engineering, Hiroshima University

Apr. 1990	Radiation Effects Research Foundation
Jun. 1994	Assistant, Department of Computer and Network Engineering, Faculty of Information Sciences, Hiroshima City University
Apr. 1996	Lecturer, Information Processing Center, Hiroshima City University
Jul. 2000	Assistant Professor, Information Processing Center, Hiroshima City University
Apr. 2007	Professor, Graduate School of Information Sciences, Hiroshima City University (incumbent)
Jun. 2015	Director of the Bank (incumbent)
Apr. 2020	Dean of the Faculty of Information Sciences and Dean of the Graduate School of Information Sciences, Hiroshima City University (incumbent)

«Status of concurrent holding of important positions»

Dean of the Faculty of Information Sciences and Dean and Professor of the Graduate School of Information Sciences, Hiroshima City University

«Reasons why the person is designated as a candidate for outside director»

•        Ms. Kaori Maeda has abundant experience and wide knowledge as an academic expert in the IT field.

•        Although she has not been involved in company management in any way other than serving as an outside director, she has served as an outside director of the Bank since 2015.  She was chosen as a candidate for outside director who is an audit and supervisory committee member because she was determined to be a person who could continue to contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in a position independent from the management by utilizing that abundant experience and wide knowledge as an IT expert.

Yoshinori Takahashi (Born on July 17, 1948)	«Brief biographical outline, position and current duties at the Bank»

	Mar. 1980	Registered as a certified public accountant
	Jun. 2006	General Manager of Hiroshima Branch, KPMG AZSA & Co.
	Jul. 2011	Representative of Takahashi CPA & Tax Accountant Office (incumbent)
	Jun. 2015	Company auditor of the Bank (incumbent)

«Status of concurrent holding of important positions» None
			7,200 shares	7,200 shares
«Reasons why the person is designated as a candidate for outside director»

•        As a certified public accountant, Mr. Yoshinori Takahashi has abundant experience and wide knowledge regarding finance and accounting.

•        Although he has not been involved directly in company management, he has served as an outside company auditor of the Bank since 2015.  He was chosen as a candidate for outside director who is an audit and supervisory committee member because he was determined to be a person who could continue to properly execute his duties.

Satoshi Miura (Born on April 3, 1944)	«Brief biographical outline, position and current duties at the Bank»

	Apr. 1967	Joined Nippon Telegraph and Telephone Public Corporation
	Jun. 1996	Senior Vice President and Head of Personnel of Nippon Telegraph and Telephone Corporation	6,000 shares	6,000 shares
	Jun. 1998	Executive Vice President and Executive Manager of the Personnel Industrial Relations Department of Nippon Telegraph and Telephone Corporation
	Jun. 2002	President and representative Director of Nippon Telegraph and Telephone East Corporation

Jun. 2007	President & CEO of Nippon Telegraph and Telephone Corporation
Jun. 2012	Chairman of the Board of Nippon Telegraph and Telephone Corporation
Jun. 2016	Director of the Bank (incumbent)
Jun. 2018	Special Advisor, Nippon Telegraph and Telephone Corporation (incumbent)

«Status of concurrent holding of important positions» Outside Director of Nippon Life Insurance Company

«Reasons why the person is designated as a candidate for outside director»

•        Mr. Satoshi Miura has abundant experience and wide knowledge as a corporate executive, such as by successively serving as the President & CEO and Chairman of the Board of Nippon Telegraph and Telephone Corporation.

•        He has served as an outside director of the Bank since 2016.  He was chosen as a candidate for outside director who is an audit and supervisory committee member because he was determined to be a person who could continue to contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in a position independent from the management by utilizing that abundant experience and wide knowledge.

(Note)

1.                                     The number of the Bank shares held by each of the candidates is based on the holding status as of March 31, 2020, and the number of the Holding Company shares to be allotted to them is calculated based on that holding status and by taking into account the share transfer ratio.  Therefore, the number of the Holding Company shares to be actually allotted may fluctuate in accordance with the holding status until immediately before the incorporation date of the Holding Company.

2.                                     There is no relationship between any of the candidates and the Bank in which either is a specially interested party, and there is no prospect that any relationship will occur between any of the candidates and the Holding Company in the future in which either will be a specially interested party.

3.                                     Ms. Kaori Maeda, Mr. Yoshinori Takahashi and Mr. Satoshi Miura are candidates for outside directors of the Holding Company.

4.                                     The number of years since each of the candidates for outside directors of the Holding Company assumed the position of outside director (or outside company auditor) of the Bank is as follows.

(i)                                    Ms. Kaori Maeda is currently an outside director of the Bank, and her tenure of office as an outside director of the Bank will be 5 years at the time of the conclusion of the Shareholders Meeting.

(ii)                                 Mr. Yoshinori Takahashi is currently an outside company auditor of the Bank, and his tenure of office as an outside company auditor of the Bank will be 5 years at the time of the conclusion of the Shareholders Meeting.

(iii)                              Mr. Satoshi Miura is currently an outside director of the Bank, and his tenure of office as an outside director of the Bank will be 4 years at the time of the conclusion of the Shareholders Meeting.

5.                                     If this agenda is approved and passed, the Holding Company will report Ms. Kaori Maeda, Mr. Yoshinori Takahashi and Mr. Satoshi Miura to the TSE. as independent officers with no potential conflict of interest with general shareholders, as provided in the rules of the TSE.

6.                                     If this agenda is approved and passed, the Holding Company will enter into an agreement with Mr. Hitoshi Katayama, Ms. Kaori Maeda, Mr. Yoshinori Takahashi and Mr. Satoshi Miura, respectively, to the effect that his/her liability for damages shall be limited pursuant to Article 427, paragraph (1) of the Companies Act, and the limit of the liability for damages under the agreement will be the minimum liability amount provided in applicable laws and regulations.

7.                                     Ms. Kaori Maeda’s name is written as that is the name she is commonly known.  Her name on her family register is Kaori Aibara.

8.                                     Ms. Kaori Maeda and Mr. Satoshi Miura have been designated as candidates for outside directors of the Bank at the Shareholders Meeting.  If they are elected as outside directors of the Bank pursuant to the agenda item No. 2 and this agenda is approved and passed, they will resign from their positions as outside directors of the Bank as of the day immediately preceding the effective date of the Share Transfer (scheduled to be September 30, 2020).

9.                                     Mr. Hitoshi Katayama is currently a full-time company auditor of the Bank, and Mr. Yoshinori Takahashi is currently an outside company auditor of the Bank.  If this agenda is approved and passed, they will resign from their positions as a full-time company auditor and an outside company auditor of the Bank, respectively, as of the day immediately preceding the effective date of the Share Transfer (scheduled to be September 30, 2020).

6.                                     Particulars regarding the candidate for financial auditor of the Holding Company

The candidate for financial auditor of the Holding Company is as follows.

Name	KPMG AZSA LLC
Location of principal place of business	1-2 Tsukudo-cho, Shinjuku-ku, Tokyo

		Jul. 1985	Asahi Shinwa & Co. was formed.
		Oct. 1993	Asahi Shinwa & Co. merged with Inoue Saito Eiwa Audit Corporation (formed in April 1978) to form Asahi & Co.
History		Jan. 2004	Asahi & Co. merged with AZSA & Co. (formed in February 2003) to form KPMG AZSA & Co.
		Jul. 2010	KPMG AZSA & Co. became a limited liability audit corporation, and the corporation name became KPMG AZSA LLC.

Number of clients	3,701 companies (as of March 31, 2020)

Stated capital	3,000 million yen (as of March 31, 2020)

6,105 individuals (as of March 31, 2020)

[Breakdown]
	Members:	Certified public accountant	536 individuals
		Other	34 individuals
	Staff:	Certified public accountant	2,631 individuals
Personnel composition		Persons who have passed the certified public accountant examination etc.	1,087 individuals
		Audit assistant staff	1,073 individuals
		Other administrative staff	744 individuals
	Total		6,105 individuals

(Note)             The reason why we designated KPMG AZSA LLC as the candidate for financial auditor of the Holding Company is because we concluded that KPMG AZSA LLC was qualified as a result of comprehensively considering its size, experience, ability to perform its duties, independence, internal governance systems, etc., in addition to the appropriateness of it auditing the Bank.

7.             Stock compensation plan

(1)           Introduction of the stock compensation plan by the Holding Company

At the 106th Annual Shareholders Meeting held on June 28, 2017, the Bank introduced a stock compensation plan (the “Plan”) to deliver the Bank shares to its directors (excluding outside directors) and executive officers, excluding those who are non-residents of Japan (collectively, the “Directors, etc., of the Bank”).  The Plan is intended to acquire the Bank shares through a trust (the “Trust”) using the remuneration amount of the Directors, etc., of the Bank contributed by the Bank, and to conduct delivery and payment (the “Delivery, etc.”) of the Bank shares and an amount of money equivalent to the conversion value of the Bank shares (the “Bank Shares, etc.”) to the Directors, etc., of the Bank.  In connection with the incorporation of the Holding Company, the position of settlor of the Trust will be succeeded to the Holding Company from the Bank, and the Holding Company will also introduce the Plan.

In connection with this, the subject persons of the Plan will be changed to the Holding Company’s directors (excluding outside directors and directors who are audit and supervisory committee members) and executive officers, excluding those who are non-residents of Japan, as well as the Directors, etc., of the Bank (collectively, the “Directors, etc.”), and the Delivery, etc., of the Holding Company shares and an amount of money equivalent to the conversion value of the Holding Company shares (the “Holding Company Shares, etc.”) will be conducted from the Trust to the Directors, etc.

(2)       Mechanism of the Trust

(i)

At the Shareholders Meeting, the Bank will adopt a resolution to approve the incorporation of the Holding Company by share transfer, including providing for the introduction of the Plan in the Articles of Incorporation of the Holding Company.

(ii)

In connection with the introduction of the Plan, the Holding Company will establish the Share Delivery Rules concerning the remuneration of officers at a board of directors meeting. The Bank will partially amend the Share Delivery Rules at a board of directors meeting concerning the change in the content of the Plan in connection with the incorporation of the Holding Company.

(iii)

The Holding Company and the Bank will additionally entrust money to the Trust established at the time of the introduction of the Plan by the Bank within the scope approved by the shareholders meeting as mentioned in (i), and will deem the Directors, etc., who satisfy the requirements for beneficiaries to be the beneficiaries of the Trust.

(iv)

The Trustees of the Trust will additionally acquire the Holding Company shares from the stock market or the Holding Company using money additionally entrusted as mentioned in (iii) in accordance with instructions by the trust administrator. The number of shares to be acquired by the Trust shall fall within the scope approved by the shareholders meeting as mentioned in (i).

(v)	The payment of dividends for the Holding Company shares in the Trust shall be made in the same manner as other shares of the Holding Company.
(vi)	No voting rights shall be exercised for the Holding Company shares in the Trust throughout the trust period.
(vii)	During the trust period, in accordance with the Share Delivery Rules of the Holding Company and the Bank, a certain number of points will be granted to the

 Directors, etc., and the Directors, etc., will receive the delivery of the Holding Company shares in the number equivalent to a certain ratio of the number of points. Regarding the Holding Company shares equivalent to the number of the remaining points, the Directors, etc., will covert these shares into cash within the Trust and will receive an amount of money equivalent to the conversion value in accordance with the trust agreement.

(viii)

If there are residual shares at the time of expiry of the trust period due to matters such as a decrease in the number of the subject persons of the Plan during the trust period, the residual shares will be transferred without consideration from the Trust to the Holding Company, and the Holding Company will cancel these shares by a resolution of the board of directors. However, in the Holding Company, if a proposal for the continuation of the Plan is submitted and a resolution to approve the proposal is adopted, the Trust may be used on a continuing basis by amending the trust agreement and making an additional trust.

(Note)                                      If no shares of the Holding Company remain in the Trust due to the Delivery, etc., of the Holding Company Shares, etc., to the Directors, etc., who satisfy the requirements for beneficiaries, the Trust will terminate before expiry of the trust period.  There is a possibility that the Holding Company and the Bank may entrust additional money to the Trust within the scope approved by the Shareholders Meeting as a fund to acquire the Holding Company shares subject to the Delivery, etc., to the Directors, etc.

[Omitted]